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                                    KELLWOOD


To: Stephen L. Ruzow



Below is a summary of your incentive compensation for fiscal 2004 and change, if any of your annualized base salary level for 2005.



        o  Cash Bonus - Performance Management & Incentive
           Compensation Plan:                                           $121,875
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        o  Corporate Development Incentive Plan:                        No Award
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        o  Your Base Salary remains at $ 650,000 in 2005.